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                                                               EXHIBIT 99.(1)(c)
                                AMENDMENT NO. 2
                                    TO THE
                             DECLARATION OF TRUST
                                      OF
                              GOLDMAN SACHS TRUST



     This AMENDMENT NO. 2 dated the 21st day of July, 1997 to the AGREEMENT AND DECLARATION OF TRUST (the "Declaration"), as amended, dated the 28th day of January, 1997 is made by the Trustees name below;

     WHEREAS, the Trustees have established a trust for the investment and reinvestment of funds contributed thereto;

     WHEREAS, the Trustees divided the beneficial interest in the trust assets into transferable shares of beneficial interest and divided such shares of beneficial interest into separate Series;

     WHEREAS, the Trustees desire to create new Series and designate new Classes of shares of certain of the existing Series;

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements contained herein, the undersigned, being all of the Trustees of the Trust and acting in accordance with Article V, Section 1 of the Declaration, hereby amend the Declaration as follows:

     The Trust shall consist of one or more Series.   Without limiting the
     authority of the Trustees to establish and designate any further Series, the Trustees hereby establish the following 39 Series: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund, Goldman Sachs CORE International Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs International Equity Fund, Goldman Sachs Asia Growth Fund, Goldman Sachs Emerging Markets Equity Fund, Institutional Liquid Assets- - Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets-Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Goldman Sachs Real Estate Securities Fund, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Premium Money Market Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund, and Financial Square Treasury Instruments Fund (the "Existing Series"). Each additional
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     Series shall be established and is effective upon the adoption of a resolution of a majority of the Trustees or any alternative date specified in such resolution. The Trustees may designate the relative rights and preferences of the Shares of each Series. The Trustees may divide the Shares of any Series into Classes. Without limiting the authority of the Trustees to establish and designate any further Classes, the Trustees hereby establish the following classes of shares with respect to the series set forth below:

Class A Shares:    Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                   Global Income Fund, Goldman Sachs Government Income Fund,
                   Goldman Sachs Municipal Income Fund, Goldman Sachs High Yield
                   Fund, Goldman Sachs Short Duration Government Fund, Goldman
                   Sachs Short Duration Tax-Free Fund, Goldman Sachs Core Fixed
                   Income Fund, Goldman Sachs Balanced Fund, Goldman Sachs CORE
                   U.S. Equity Fund, Goldman Sachs CORE Small Cap Equity Fund,
                   Goldman Sachs CORE International Equity Fund, Goldman Sachs
                   CORE Large Cap Growth Fund, Goldman Sachs Growth and Income
                   Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs
                   Capital Growth Fund, Goldman Sachs Small Cap Value Fund,
                   Goldman Sachs International Equity Fund, Goldman Sachs
                   Emerging Markets Equity Fund, Goldman Sachs Asia Growth Fund and Goldman Sachs Real Estate Securities Fund.

Class B Shares     Goldman Sachs Global Income Fund, Goldman Sachs Government
                   Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                   Sachs High Yield Fund, Goldman Sachs Short Duration
                   Government Fund, Goldman Sachs Short Duration Tax-Free Fund,
                   Goldman Sachs Core Fixed Income Fund, Goldman Sachs Balanced
                   Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE
                   Small Cap Equity Fund, Goldman Sachs CORE International
                   Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                   Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap
                   Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs
                   Small Cap Value Fund, Goldman Sachs International Equity
                   Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman
                   Sachs Asia Growth Fund, Institutional Liquid Assets Prime
                   Obligations Portfolio and Goldman Sachs Real Estate
                   Securities Fund.

Class C Shares     Goldman Sachs Global Income Fund, Goldman Sachs Government
                   Income Fund, Goldman Sachs Municipal Income Fund, Goldman
                   Sachs High Yield Fund, Goldman Sachs Short Duration
                   Government Fund, Goldman Sachs Short Duration Tax-Free Fund,
                   Goldman Sachs Core Fixed Income Fund, Goldman Sachs Balanced
                   Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs CORE
                   Small Cap Equity Fund, Goldman Sachs CORE International
                   Equity Fund, Goldman Sachs CORE Large Cap Growth Fund,
                   Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap
                   Equity Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs
                   Small Cap Value Fund, Goldman Sachs International Equity
                   Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman
                   Sachs Asia Growth Fund, Institutional Liquid Assets Prime
                   Obligations Portfolio and Goldman Sachs Real Estate
                   Securities Fund.

Institutional
Shares: Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Global Income Fund, Goldman Sachs High Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman Sachs CORE Large Cap Growth Fund, Goldman Sachs CORE U.S. Equity Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid-Cap Equity Fund, Goldman Sachs International Equity Fund, Goldman Sachs Emerging Markets Equity, Goldman Sachs Asia Growth Fund, Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Premium Money Market Fund, Financial Square Municipal Money
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                   Market Fund, Financial Square Tax- Free Fund, Financial
                   Square Federal Fund, Financial Square Treasury Instruments Fund, Institutional Liquid Assets-Prime Obligations Portfolio, Institutional Liquid Assets-Government Portfolio, Institutional Liquid Assets- Treasury Obligations Portfolio, Institutional Liquid Assets-Money Market Portfolio, Institutional Liquid Assets-Federal Portfolio, Institutional Liquid Assets-Treasury Instruments Portfolio, Institutional Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional Liquid Assets-Tax-Exempt New York Portfolio, Institutional Liquid Assets-Tax-Exempt California Portfolio and Goldman Sachs Real Estate Securities Fund.

Service Shares:    Goldman Sachs Adjustable Rate Government Fund, Goldman Sachs
                   Short Duration Government Fund, Goldman Sachs Short Duration
                   Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman
                   Sachs Municipal Income Fund, Goldman Sachs Core Fixed Income
                   Fund, Goldman Sachs Global Income Fund, Goldman Sachs High
                   Yield Fund, Goldman Sachs Balanced Fund, Goldman Sachs Small
                   Cap Value Fund, Goldman Sachs Capital Growth Fund, Goldman
                   Sachs CORE U.S. Equity Fund, Goldman Sachs CORE Large Cap
                   Growth Fund, Goldman Sachs Growth and Income Fund, Goldman
                   Sachs Mid-Cap Equity Fund, Goldman Sachs International Equity
                   Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman
                   Sachs Asia Growth Fund, Financial Square Prime Obligations
                   Fund, Financial Square Government Fund, Financial Square
                   Treasury Obligations Fund, Financial Square Money Market
                   Fund, Financial Square Premium Money Market Fund, Financial
                   Square Municipal Money Market Fund, Financial Square Tax-Free
                   Fund, Financial Square Federal Fund, Financial Square
                   Treasury Instruments Fund, Institutional Liquid Assets-Prime
                   Obligations Portfolio, Institutional Liquid Assets-Government
                   Portfolio, Institutional Liquid Assets-Treasury Obligations
                   Portfolio, Institutional Liquid Assets-Money Market
                   Portfolio, Institutional Liquid Assets-Federal Portfolio,
                   Institutional Liquid Assets-Treasury Instruments Portfolio,
                   Institutional Liquid Assets-Tax-Exempt Diversified Portfolio,
                   Institutional Liquid Assets-Tax-Exempt New York Portfolio,
                   Institutional Liquid Assets-Tax-Exempt California Portfolio and Goldman Sachs Real Estate Securities Fund.

Administration     Shares: Goldman Sachs Adjustable Rate Government Fund,
                   Goldman Sachs Short Duration Government Fund, Goldman Sachs
                   Short Duration Tax-Free Fund, Goldman Sachs Core Fixed Income
                   Fund, Financial Square Prime Obligations Fund, Financial
                   Square Government Fund, Financial Square Treasury Obligations
                   Fund, Financial Square Money Market Fund, Financial Square
                   Premium Money Market Fund, Financial Square Municipal Money
                   Market Fund, Financial Square Tax-Free Fund, Financial Square
                   Federal Fund, Financial Square Treasury Instruments Fund,
                   Institutional Liquid Assets-Prime Obligations Portfolio,
                   Institutional Liquid Assets-Government Portfolio,
                   Institutional Liquid Assets-Treasury Obligations Portfolio,
                   Institutional Liquid Assets-Money Market Portfolio,
                   Institutional Liquid Assets-Federal Portfolio, Institutional
                   Liquid Assets-Treasury Instruments Portfolio, Institutional
                   Liquid Assets-Tax-Exempt Diversified Portfolio, Institutional
                   Liquid Assets-Tax- Exempt New York Portfolio and
                   Institutional Liquid Assets-Tax-Exempt California Portfolio.

Preferred
Administration
Shares: Financial Square Prime Obligations Fund, Financial Square Government Fund, Financial Square Treasury Obligations Fund, Financial Square Money Market Fund, Financial Square Premuim Money Market Fund, Financial Square Municipal Money Market Fund, Financial Square Tax-Free Fund, Financial Square Federal Fund and Financial Square Treasury Instruments Fund.
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     All capitalized terms which are not defined herein shall have the same meanings as are assigned to those terms in the Declaration.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date first written above.


                    /s/ Ashok N. Bakhru
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                    Ashok N. Bakhru,
                    as Trustee and not individually



                    /s/ David B. Ford
                    ----------------------------------------------
                    David B. Ford,
                    as Trustee and not individually



                    /s/ Douglas Grip
                    ----------------------------------------------
                    Douglas Grip,
                    as Trustee and not individually



                    /s/ John P. McNulty
                    ----------------------------------------------
                    John P. McNulty,
                    as Trustee and not individually,


                    /s/ Mary P. McPherson
                    ----------------------------------------------
                    Mary P. McPherson
                    as Trustee and not individually,



                    /s/ Alan A. Shuch
                    ----------------------------------------------
                    Alan A. Shuch
                    as Trustee and not individually,



                    /s/ Jackson W. Smart
                    ----------------------------------------------
                    Jackson W. Smart,
                    as Trustee and not individually,


                    /s/ William H. Springer
                    ----------------------------------------------
                    William H. Springer
                    as Trustee and not individually,
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                    /s/ Richard P. Strubel
                    ----------------------------------------------
                    Richard P. Strubel
                    as Trustee and not individually,